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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 28, 2008


                             PATAPSCO BANCORP, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)



         Maryland                        0-28032               52-1951797
--------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
of Incorporation)                      File Number)         Identification No.)


               1301 Merritt Boulevard, Dundalk, Maryland           21222
               -------------------------------------------------------------
               (Address of Principal Executive Offices)         (Zip Code)



       Registrant's telephone number, including area code: (410) 285-1010
                                                           --------------

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              ------------------------------------------------------------------
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY  ARRANGEMENTS OF
              ------------------------------------------------------------------
              CERTAIN OFFICERS
              ----------------

        (c) On March 28, 2008, the Board of Directors of Patapsco Bancorp, Inc. announced that William C. Wiedel, Jr. has been appointed Senior Vice President and Chief Financial Officer of Patapsco Bancorp, Inc. and its wholly owned subsidiary, The Patapsco Bank. From April 1986 to March 2008, Mr. Wiedel was employed by Provident Bank where he held a variety of financial positions. From January 2001 to March 2008, Mr. Wiedel was Senior Vice President of Financial Planning and Analysis. From January 1993 to December 2000, Mr. Wiedel was Chief Financial Officer of Provident Mortgage Corp., a wholly owned subsidiary of Provident Bank. From April 1986 to January 1993, Mr. Wiedel was Vice President and Assistant Controller of Provident Bank. From September 1981 to April 1986, Mr. Wiedel was employed by Ernst and Whinney (currently known as Ernst and Young), advancing to the level of audit manager. Mr. Wiedel is a Certified Public Accountant ("CPA"). He is a member of the American Institute of Certified Public Accountants and the Maryland Association of Certified Public Accountants.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     PATAPSCO BANCORP, INC.



Date:  April 2, 2008                 By: /s/ Michael J. Dee
                                         ---------------------------------------
                                         Michael J. Dee
                                         President and Chief Executive Officer